Exhibit 10.9

SEVENTH AMENDMENT TO CREDIT AGREEMENT

This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of January 4, 2025, is by and between EDUCATIONAL DEVELOPMENT CORPORATION, a Delaware corporation (the “Borrower”) and BOKF, NA DBA BANK OF OKLAHOMA (the “Lender”).

RECITALS:

A.    The Borrower and the Lender have previously entered into that certain Credit Agreement dated as of August 9, 2022, as amended by (i) that certain First Amendment to Credit Agreement dated as of December 22, 2022, (ii) that certain Second Amendment to Credit Agreement dated as of May 10, 2023, (iii) that certain Third Amendment to Credit Agreement dated as of August 9, 2023, (iv) that certain Fourth Amendment to Credit Agreement dated as of December 1, 2023, (v) that certain Fifth Amendment to Credit Agreement dated as of May 31, 2024, and (vi) that certain Sixth Amendment to Credit Agreement dated as of October 3, 2024 (as so amended, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, is referred to herein as the “Credit Agreement”).

B.    The Borrower has requested, and the Lender has agreed, subject to the terms and conditions of this Amendment, to amend the Existing Credit Agreement as herein provided.

C.    Subject to the terms and conditions of this Amendment, the Lender has agreed to consent to the Limited Waiver as set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Definitions

Definitions. All terms used herein which are defined in the Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, all references in the Loan Documents to the “Agreement” and the “Credit Agreement” shall mean the Credit Agreement, as amended by this Amendment, as the same shall hereafter be amended from time to time.

Amendments to Existing Credit Agreement

Section 1.01 of the Existing Credit Agreement is hereby amended to add the following definition in the appropriate alphabetical order:

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“Seventh Amendment Effective Date” means January 4, 2025.

Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the following definitions as follows:

“Revolving Commitment” means the commitment of the Lender to make Revolving Loans hereunder up to $4,750,000.

“Revolving Loan Maturity Date” means April 4, 2025, or any earlier date on which the Revolving Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

Section 5.22(d) is hereby added to the Existing Credit Agreement as follows:

(d)         No later than the earlier of (i) the day that is two (2) Business Days after the Borrower’s receipt of any non-refundable earnest money with respect to the sale of the Headquarters and (ii) January 31, 2025, the Borrower shall prepay the Revolving Loans in an amount equal to such non-refundable earnest money.

Limited Waiver

Limited Waiver to Existing Credit Agreement. Subject to the satisfaction or waiver in writing of the conditions precedent set forth in Article V, and in reliance on the representations and warranties in Section 4.2, effective as of the Seventh Amendment Effective Date, the Lender hereby agrees that the occurrence of the Revolving Loan Maturity Date under the Existing Credit Agreement on January 4, 2025, which constituted an Event of Default under clause (a) of Article VII of the Existing Credit Agreement (the “Specified Default”) is hereby waived solely through the Seventh Amendment Effective Date (such waiver, the “Limited Waiver”). This Section 3.1 is limited to the Specified Default precisely as written and shall not be deemed to (a) be a waiver of or a consent to the modification of or deviation from any term or condition of the Credit Agreement or the other Loan Documents or any of the other instruments or agreements referred to therein other than as expressly set forth in this Section 3.1 or (b) prejudice any right or rights which the Lender now has or may have in the future under or in connection with the Credit Agreement, the Loan Documents or any of the other instruments or agreements referred to therein. For the avoidance of doubt, except for the Limited Waiver, all of the terms, conditions, covenants, representations, warranties, and all other provisions of the Credit Agreement and the other Loan Documents remain in full force and effect.

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Ratifications

Ratifications by Borrower.

The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Existing Credit Agreement and the other Loan Documents, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Existing Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.

The Borrower and the Lender agree that each of the Credit Agreement, as amended hereby, and the other Loan Documents to which each is a party shall continue to be legal, valid, binding and enforceable in accordance with its respective terms. This Amendment is a “Loan Document” as referred to in the Credit Agreement and the provisions relating to Loan Documents in the Credit Agreement are incorporated herein by reference, the same as if set forth verbatim in this Amendment.

Representations and Warranties of the Borrower. Borrower hereby represents and warrants to the Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered by Borrower in connection herewith have been authorized by all requisite action on the part of Borrower and will not violate any organizational document of Borrower, (b) the representations and warranties contained in the Loan Documents, as amended hereby, are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, and (c) except for the Specified Default, no Default or Event of Default exists.

Conditions Precedent

Conditions Precedent. The effectiveness of this Amendment and the Lender’s consent to the Limited Waiver in accordance with Section 3.1 are each subject to the satisfaction of the following conditions precedent:

Amendment and Other Documents. Lender shall have received:

this Amendment duly executed by the Borrower;

any documents, instruments, agreements, amendments or supplements as Lender may require, each in form and substance satisfactory to the Lender, to modify the documents governing the Banking Services, including, without limitation, to renew the Borrower’s commercial credit card with the Lender; and

such other documents, instruments and agreements as Lender may require.

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No Default. After giving effect to the Limited Waiver, no Default or Event of Default shall exist.

Representations and Warranties. All of the representations and warranties contained in the Credit Agreement, as amended hereby, shall be true and correct in all material respects on and as of the date of this Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

Extension Fee. The Borrower shall have paid to the Lender, on the Seventh Amendment Effective Date, a fee in an amount equal to $10,000.

Other Fees and Expenses. The Lender shall have received payment of all reasonable and documented out‑of‑pocket fees and expenses (including reasonable attorneys’ fees and expenses) incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents.

Miscellaneous

Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document executed in connection herewith shall survive the execution and delivery of this Amendment, and no investigation by the Lender or any closing shall affect the representations and warranties or the right of the Lender to rely upon them.

Reference to Agreement. Each of the Credit Agreement, the other Loan Documents and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, and the other Loan Documents are hereby amended so that any reference in such documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

Expenses of Lender. As provided in the Credit Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and any other documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and reasonable fees of Lender’s legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other document executed in connection therewith, including without limitation the costs and reasonable fees of Lender’s legal counsel.

Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Applicable Law. This Amendment and all other documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of Oklahoma.

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Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Lender, Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lender.

Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or as an attachment to an electronic mail message in .pdf, .jpeg, .TIFF or similar electronic format shall be effective as delivery of a manually executed counterpart of this Amendment for all purposes. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and any other Loan Document to be signed in connection with this Amendment, the other Loan Documents and the transactions contemplated hereby and thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Lender to accept electronic signatures in any form or format without its prior written consent. For the purposes hereof, “Electronic Signatures” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute the Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents. Without limiting the generality of the foregoing, Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Lender and Borrower, electronic images of this Amendment or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of any Loan Document based solely on the lack of paper original copies of such Loan Document, including with respect to any signature pages thereto. Any party sending an executed counterpart of a signature page to this Amendment by facsimile, pdf, tiff, Electronic Signature or any other electronic means shall also send the original thereof to Lender within five (5) days following Lender’s request therefor, but failure to do so shall not affect the validity, enforceability, or binding effect of this Amendment.

Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[Signature Pages Follow]

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Executed as of the date first written above.

BORROWER:
EDUCATIONAL DEVELOPMENT CORPORATION, a Delaware corporation

By:
Name: Craig White
Title: President & Chief Executive Officer

LENDER:
BOKF, NA DBA BANK OF OKLAHOMA, a national banking association

By:
Name: Julie H. Chase Title: Senior Vice President

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